UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2005

Date of Report (Date of earliest event reported)

FILENET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15997	95-3757924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3565 Harbor Boulevard Costa Mesa, California 92626 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (714) 327-3400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Effective December 21, 2005 George Klaus resigned from the FileNet Corporation board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FILENET CORPORATION

Date:	December 22, 2004
		By:	/s/ Sam M. Auriemma
		Name:	Sam M. Auriemma
		Title:	Chief Financial Officer, and
Executive Vice President, Finance